OTHER RECEIVABLES	12 Months Ended
Dec. 31, 2016
OTHER RECEIVABLES [Abstract]
OTHER RECEIVABLES

16.	OTHER RECEIVABLES

(in thousands of $)	2016	2015
Claims receivable	10,732	12,697
Agent receivables	3,825	3,488
Other receivables	4,859	12,936
	19,416	29,121

Claims receivable are primarily attributable to insurance claims.

Other receivables are presented net of allowances for doubtful accounts amounting to nil and $0.2 million as of December 31, 2016 and 2015, respectively.